UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021 (April 13, 2021)
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IQVIA HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd.
Durham, North Carolina 27703
(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
 (Former name or former address, if changed since last report.)
 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 13, 2021, IQVIA Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders and approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to remove supermajority voting standards for stockholder actions in the Charter and replace them with majority voting standards, and to adopt certain other immaterial amendments to the Charter. The amendments to the Charter became effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 13, 2021.

The foregoing description of the amendments to the Charter is not complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation dated April 13, 2021, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report on Form 8-K, on April 13, 2021, the Company held its 2021 Annual Meeting of Stockholders. As of February 12, 2021, the record date for the meeting, there were 191,748,810 shares of the Company's common stock outstanding and entitled to vote on all matters. At the meeting, stockholders voted on the following proposals:

Proposal No. 1 – The following nominees were elected by majority vote to serve on the Board of Directors as Class II directors based upon the following votes:

	For	Withhold	Broker Non-Vote
Ari Bousbib	145,196,757	14,231,694	5,761,387
John M. Leonard M.D.	155,485,455	3,942,996	5,761,387
Todd B. Sisitsky	93,869,742	65,558,709	5,761,387

Proposal No. 2 – An advisory (non-binding) vote on the frequency of the advisory vote on executive compensation received the following votes:

1 Year	2 Year	3 Year	Abstain	Broker Non-Vote
137,950,129	1,327,247	4,713,828	15,394,387	5,804,247

A majority of the Company's stockholders approved, on an advisory (non-binding) basis, an annual stockholder advisory vote on executive compensation. In light of these results, the Company will implement an annual advisory stockholder vote on executive compensation.

Proposal No. 3(a) – The proposal to approve an amendment to the Company's Charter to remove a supermajority voting standard for stockholder approval of future amendments, alterations, changes or repeal of the Bylaws was approved by stockholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
158,077,317	937,229	411,905	5,763,387

Proposal No. 3(b) – The proposal to approve an amendment to the Company's Charter to remove a supermajority voting standard for stockholder removal, for cause only, of a director or the entire Board from office was approved by stockholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
158,092,283	923,363	410,084	5,763,388

Proposal No. 4 – The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
160,923,879	3,866,541	399,418	0

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of IQVIA Holdings Inc., effective April 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2021

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary